NON-U.S. AND NON-CANADIAN PRIVATE PLACEMENT

SUBSCRIPTION AGREEMENT

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE LAWS OF ANY STATE, AND ARE BEING ISSUED IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE ACT.  THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE U.S. OR TO U.S. PERSONS IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM SUCH REGISTRATION. BY SUBSCRIBING TO THIS OFFER YOU ARE WARRANTING THAT YOU ARE NOT A U.S. RESIDENT OR OTHERWISE SUBJECT TO THE JURISDICTION OF THE U.S.

REQUIREMENTS TO SUBSCRIBE - Subscribers please note that to fulfill this subscription properly you must (a) read this document carefully and acquire independent legal and investment advice as this document constitutes a binding legal document, (b) fill in the amount of securities subscribed for in the section “Amount Subscribed and Method of Payment” at page 2 below,  (c) check off the appropriate exemption in Appendix I and sign Appendix I, (d) complete the signature and information page at page 3, and (e) deliver this subscription agreement and payment, in accordance with the section “Amount Subscribed and Method of Payment” on page 2.

To:
NEXGEN PETROLEUM CORP. (to be named “Hubei Minkang Pharmaceutical Ltd.”) (referred to as the “Company”), with an address for notice and delivery for the purposes of this agreement located at c/o Jensen Lunny MacInnes Law Corporation, P.O. Box 12077, 555 W. Hastings St., Suite 2550, Vancouver, BC, Canada  V6B 4N5

The Company is offering to eligible investors, including the subscriber (hereinafter referred to as the “Subscriber”) entering into this Subscription Agreement (the “Agreement”) with the Company, on an exempt private placement basis, on a post reverse stock split basis currently contemplated at eight (8) old shares for each one (1) new share, which is expected to be completed in the near future, and on the terms of this Agreement, shares (the “Shares”) at a subscription price of US$1.50 per Share.

The Shares are also herein referred to as the “Securities”.

This offering is not subject to the receipt of a minimum subscription amount and any received subscription monies may be placed into the Company’s accounts and employed by the Company immediately upon receipt and prior to acceptance and issuance of any Shares.  The Company offers, and the Subscriber accepts, the Shares on the terms and conditions as set forth in this Agreement.  This Agreement is made specifically subject to the terms of the attached Schedule “A” and Appendices, which are incorporated herein as terms.

AMOUNT SUBSCRIBED AND METHOD OF PAYMENT

1.1           Subscription for Shares.  Based upon the terms and representations of this Agreement given by each party to the other, the Subscriber hereby irrevocably subscribes for and agrees to purchase            Shares, at a subscription price of US$1.50 per Share, for aggregate consideration of
$                            (the “Subscription Price”).

1.2           Method of Subscription.  Subscriptions for Shares shall be made by:

(a) delivering to Jensen Lunny MacInnes Law Corporation (the “Company lawyers”) at P.O. Box 12077, Suite 2550 – 555 W. Hastings Street, Vancouver, British Columbia, Canada, V6B 4N5, an originally executed copy of this Agreement (Note – please fill in the above section 1.1, complete and execute the Appendix I, and fully complete the signature and information page at page 3), and

(b) payment of the Subscription Price in the following manner:

(i)	by delivery of a bank draft or cashier’s cheque to “Jensen Lunny MacInnes Law Corporation in trust” for the Company with the completed Subscription Agreement for the Subscription Price; or

(ii)	by wire transfer to the Company’s lawyers by the following wiring instructions:

For US Funds originating outside Canada:

Bank to Bank Info.:	JP Morgan Chase Bank, New York
Bank Address:	270 Park Avenue, New York, New York
ABA#:	021 000 021
For Credit to:	Royal Bank Toronto
UID:	055253
Swift Number:	ROYCCAT2
For Further Credit to:	Royal Bank, Hastings and Granville,
685 West Hastings Street, Vancouver, BC V6B 1N9
Transit Number:	6550
Account Name:	Jensen Lunny MacInnes Law Corporation Client’s Trust – U.S. Account
Re: Nexgen Petroleum Corp.
Account Number:	400-413-1
Beneficiary’s address:	2550 – 555 W. Hastings St., Vancouver, BC V6B 4N5

NOTICE - Should the Subscriber’s subscription agreement and/or subscription payment be submitted to Jensen Lunny MacInnes Law Corporation, the lawyers for the Company, in trust or otherwise, then the Subscriber agrees that the Company’s lawyers shall have no accountability to the Subscriber whatsoever and acknowledges that the Company’s lawyers are merely recipients for the Company.  The Subscriber agrees that submission of the payment to the Company’s lawyers in trust is to be deposited into the trust account of the Company and shall be the property of the Company immediately.  The Company’s lawyers shall have the right to transact the subscription monies solely by the direction of the Company or its agents and the Company’s lawyers shall require no instruction from the Subscriber.  Under no circumstances shall the Company’s lawyers be considered to be giving legal or other advice or services to the Subscriber and no communication between the Subscriber and the Company’s lawyers shall be considered advice (at the most only administrative subscription assistance on behalf of the Company) but the Subscriber shall rely solely and exclusively on his own judgment and the advice of his own counsel.

IN WITNESS WHEREOF the Parties hereto have hereunto set their respective hands and seals in the presence of their duly authorized signatories effective as at the date first above written.

SUBSCRIPTION BY SUBSCRIBER:

SUBSCRIBER STATEMENT – I, the Subscriber, have sought such independent counsel as I consider necessary and I have read this Agreement carefully and accept, agree and acknowledge the representations and terms thereof in full and without exception and agree that this Agreement constitutes the entire agreement between us and there are no collateral representations or agreements.

Dated at                                                     , on this                                 day of                                          , 20__.

REMEMBER:  The Subscriber must also carefully read Schedule “A” additional terms of this Agreement and complete and sign Appendix I to declare his exemption qualifying the subscriber as an eligible purchaser.

Name of Subscriber - please print

By:
	Signature of Subscriber	Subscriber’s Address

Telephone Number

Please print name of signing officer whose signature appears above if different than the name of the Subscriber printed above
e-mail address

for an individual - Country ID# or Passport # for an entity – Corporate Registration Number and place of incorporation

ACCEPTANCE BY THE COMPANY:

NEXGEN PETROLEUM CORP. (to be named “Hubei Minkang Pharmaceutical Ltd.”) hereby accepts the above subscription by the Subscriber on this                                 day of      , 20__.

By: Authorized Signatory

APPENDIX I

FOREIGN EXEMPTION CERTIFICATE

IN THE MATTER OF NEXGEN PETROLEUM CORP.
(to be named “Hubei Minkang Pharmaceutical Ltd.”)
(the “Company”)

In addition to the covenants, representations and warranties contained in the Private Placement Subscription Agreement, to which this Appendix is attached, the undersigned Subscriber covenants, represents and warrants to the Company as follows:

The Subscriber warrants the Subscriber is not a US or Canadian subscriber.  The Subscriber further warrants that the Subscriber is an eligible exempt investor under the laws of the Subscriber’s country of domicile.  The Subscriber therefore has no restriction in law to his right to subscribe for the Shares and acknowledges that the Company is relying upon this in issuing the Securities.  The Subscriber advises the Company that the Subscriber is exempt from investment restriction in the Subscriber’s country of domicile by one or more of the following (check appropriate category):

(   )           the Subscriber’s domicile laws do not restrict a citizen’s investment;

(   )           the Subscriber is subscribing for an amount which constitutes an exempt purchase amount in the

Subscriber’s jurisdiction which is $                                                                                                                    ;

(   )           the Subscriber is exempt from registration in his jurisdiction due to his net wealth (the minimum net

amount of which is $                                                                                                                    );

(   )           the Subscriber is exempt due to a further exemption which is described as:

The statements made in this Certificate are true.

DATED                                                     , 20__.

Name of Subscriber [Please Print]

Signature of Subscriber or Authorized Signatory of Subscriber

Name and Office of Authorized Signatory [Please Print]

Address of Subscriber

SCHEDULE “A”

TO THE PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
OF
NEXGEN PETROLEUM CORP.
(to be named “Hubei Minkang Pharmaceutical Ltd.”)

Article 1

SUBSCRIPTION FOR SECURITIES AND CONDITIONS OF SUBSCRIPTION

1.1 Acceptance of subscription or return of Subscription Price by the Company.  The Company, upon acceptance by its board of directors of all or part of this Subscription Agreement, hereby agrees to issue the Shares as fully paid and non-assessable shares and to refund to the Subscriber any excess subscription monies of the Subscription Price of any non-accepted portion of this Subscription Agreement without interest or deduction.  The Subscriber agrees and directs that where the Subscriber has omitted to complete certain sections of this Agreement the Company or its agents may complete such sections from the Company’s knowledge or logic (such as, by way of example only and without limitation, inserting the number of Shares subscribed based upon the funds tendered) or by direction by the Subscriber by phone or otherwise.

1.2 Use of Funds before and after acceptance.  The subscription monies shall be advanced immediately to the Company’s general fund to reserve the Subscriber’s subscription, shall not be held in trust, may be employed by the Company for its business purposes immediately and prior to acceptance, shall constitute solely a reservation of subscription and advance of funds therefore and until the certificates representing the Shares are issued and delivered shall constitute an interest free loan to the Company.  The Subscriber shall not demand return of its subscription unless the Shares have not been issued for a period in excess of six months from the date of this subscription and such demand may be fulfilled by acceptance and delivery of subscribed Shares or return of funds without interest or deduction, at the sole discretion of the Company.  The Subscriber acknowledges that the funds to be raised from the Shares are to be employed for the business of the Company in accordance with management’s determination as to the best use of the same for the Company’s business plan.  Notwithstanding any disclosure document or offering memorandum or prospectus provided concurrent with this subscription, the Company reserves the right at any time to alter its business plan in accordance with management’s appreciation of the market for the goods and services of the Company and the best use of the Company’s funds to advance its business, whether present or future.

1.3 Subscriber’s eligibility for subscription.  The Subscriber acknowledges and warrants (and has made diligent inquiries to so determine or has the sophistication and knowledge to know his status without concern of error), on which the Company relies, that the Subscriber is purchasing the Shares on a private basis and without infraction of or impedance by his domicile laws, and, the Subscriber has completed Appendix I to this Agreement, and the completion of the same, whether signed or not, constitutes a true and accurate statement by the Subscriber.

1.4 Securities issued at different prices and characteristics.  The Subscriber acknowledges that the Company may issue shares at different prices which may occur sequentially, from time to time, or at the same time and prices in the future may be lower than now.  The Company may also issue offerings which have warrants, or other benefits, attached and some offerings which do not.  Not all subscribers will receive common shares, or other share classes, of the Company at the same price and such may be issued at vastly different prices to that of the Subscriber.  For example, the Company will or may issue common shares at nominal prices as “founder’s shares” (which may or will constitute millions of common shares, as determined solely by the Company’s board) or for developmental assets (which cannot be valued and so may be assigned a nominal value on the Company’s books) or for services or to attract expertise or management talent or other circumstances considered advisable by the board of directors of the Company.  Such issuances at different prices are made by the board in its judgment as to typical structuring for a company such as the Company, to provide incentive, reward, and to provide a measure of developmental control, to acquire assets or services which the board considers necessary or advisable for the Company’s development and success, and other such considerations in the board’s judgment.  The Company may or will acquire debt and/or undertake equity financings in the future required or advisable, as determined by the Company’s board, in the course of the Company’s business development.  The Subscriber acknowledges these matters, understands that the Subscriber’s investment is not necessarily the most advantageous investment in the Company and authorizes the board of the Company now and hereafter to use its judgment to make such issuances whether such issuances are at a lesser, equal or greater price than that of the Subscriber and whether such is prior to, concurrent with, or subsequent to the Subscriber’s investment.

Article 2

INVESTMENT SUBSCRIPTION TERMS, CORPORATE DISCLOSURE AND GENERAL SUBSCRIBER ACKNOWLEDGEMENTS AND WARRANTIES

2.1 Release of liability and indemnity.  The Subscriber agrees that in consideration, in part, of the Company’s within acceptance of this subscription, the Subscriber does hereby release, remise and forever discharge the Company and its subsidiaries, directors, officers, employees, attorneys, agents, executors, administrators, successors and assigns, of and from all manner of action and causes of action, suits, debts, dues, accounts, bonds, covenants, trusts, contracts, claims, damages and demands, whether known or unknown, suspected or unsuspected and whether at law or in equity, which against the Company and/or any of its subsidiaries, directors, officers, employees, attorneys, agents, executors, administrators, successors and assigns, the Subscriber ever had, now has, or which the Subscriber or any of them hereafter can, shall or may have by reason of any matter arising from the within subscription or the use of funds or the operation of the Company (collectively, the “Release”) except only for gross negligence or fraud (and such shall constitute only objective willful act of objective material wrongdoing, and such exception shall only apply against the Company committing such gross negligence or fraud).  The Subscriber shall hold harmless and indemnify the Company from and against, and shall compensate and reimburse the same for, any loss, damage, claim, liability, fee (including reasonable attorneys’ fees), demand, cost or expense (regardless of whether or not such loss, damage, claim, liability, fee, demand, cost or expense relates to a third-party claim) that is directly or indirectly suffered or incurred by the Company, or to which the Company becomes subject, and that arises directly or indirectly from, or relates directly or indirectly to, any inaccuracy in or breach of any representation, warranty, covenant or obligation of the Subscriber contained in this Agreement.  This Release is irrevocable and will not terminate in any circumstances.

2.2 The Subscriber’s representations, warranties and understandings.  The Subscriber acknowledges, represents and warrants to the Company and understands that:

(a)           Experience and counsel.  The Subscriber has the requisite knowledge and experience in financial and business matters for properly evaluating the risks of an investment in the Company and has sought all such counsel as the Subscriber has considered advisable.

(b)           Adequacy of information.  The Subscriber has been given the opportunity to ask questions of, and to receive answers from, the Company concerning the terms and conditions of the offering and the Subscriber has received all information regarding the Company reasonably requested by the Subscriber in order to evaluate an investment in the Company.

(c)           Independent investigation.  In making a decision to invest in the Company the Subscriber has relied solely upon independent investigations made by the Subscriber, and the particular tax consequences arising from an investment in the Company will depend upon the Subscriber’s individual circumstances and is at his sole risk.

(d)           Principal.  The Subscriber is purchasing the Shares as principal for the Subscriber’s own account and not for the benefit of any other person, except as otherwise stated herein, and not with a view to the resale or distribution of all or any of the Securities.

(e)           Decision to purchase.  The decision of the Subscriber to enter into this Agreement and to purchase Shares pursuant hereto has been based only on the representations of this Agreement and any accompanying offering memorandum, if any.  It is not made on other information relating to the Company and not upon any oral representation as to fact or otherwise made by or on behalf of the Company or by any person which contradicts this Agreement or any offering memorandum.  The Subscriber agrees that the Company assumes no responsibility or liability of any nature whatsoever for the accuracy, adequacy or completeness of any business plan information which has been created based upon the Company’s management experience.  In particular, and without limiting the generality of the foregoing, the decision to subscribe for Shares has not been influenced by:

(i)	newspaper, magazine or other media articles or reports related to the Company or their businesses;

(ii)	promotional literature or other materials used by the Company for sales or marketing purposes; or

(iii)
any representations, oral or otherwise, that the Company will become a listed company, that any of the Securities will be repurchased or have any guaranteed future realizable value or that there is any certainty as to the success of the Company or the liquidity or value of any of the securities of the Company.

(f)           Advertisements.  The Subscriber acknowledges that the Subscriber has not purchased Shares as a result of any general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

(g)           Information not received.  The Subscriber has not received, nor has the Subscriber requested, nor does the Subscriber have any need to receive, any offering memorandum or any other document (other than documents the content of which is prescribed by statute or regulation) describing the business and affairs of the Company which has been prepared for delivery to, and review by, prospective purchasers in order to assist them in making an investment decision in respect of the Shares, and the Subscriber has not become aware of any advertisement in printed media of general and regular paid circulation, radio or television with respect to the distribution of the Shares.

(h)           Economic risk.  The Subscriber has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of the Subscriber’s investment in and to any of the Securities, and the Subscriber is able to bear the economic risk of a total loss of the Subscriber’s investment in and to any of the Securities.  The Subscriber understands that an investment in any of the Securities is a speculative investment and that there is no guarantee of success of the plans of the Company’s management.  Such plans are an effort to apply present knowledge and experience to project a future course of action which is hoped will result in financial success employing the Company’s assets and with the present level of management’s skills and of those whom the Company will need to attract (which cannot be assured).  Additionally, all plans are capable of being frustrated by new or unrecognized or unappreciated present or future circumstances which can typically not be predicted, accurately or at all.

(i)           No Representations as to resale.  No person has made to the Subscriber any written or oral representations:

(i)	that any person will resell or repurchase any of the Securities;

(ii)	that any person will refund the purchase of any of the Securities;

(iii)	as to the future price or value of any of the Securities; or

(iv)
that any of the Securities will be listed and posted for trading on any stock exchange, over-the-counter or bulletin board market, or that application has been made to list and post any of the Securities for trading on any stock exchange, over-the-counter or bulletin board market.

(j)           Resale restrictions.  The Subscriber has been independently advised as to the applicable hold period imposed in respect of the Securities by securities legislation in the jurisdiction in which the Subscriber resides and confirms that no representation has been made respecting the applicable hold periods for the Securities (including their component parts) and is aware of the risks and other characteristics of the Securities and of the fact that the Subscriber may not be able to resell the Securities except in accordance with the applicable securities legislation and regulatory policy.  In this regard the Subscriber agrees that if the Subscriber decides to offer, sell or otherwise transfer any of the Securities, the Subscriber will not offer, sell or otherwise transfer any of such Securities, directly or indirectly, in the U.S. or to U.S. residents unless:

(i)	the sale is to the Company;

(ii)
the sale is made outside the United States in compliance with the requirements of Rule 904 of Regulation S under the United States Securities Act of 1933 (the “1933 Act”) and in compliance with applicable state securities laws;

(iii)	the sale is made pursuant to an exemption from registration under the 1933 Act provided by Rule 144 thereunder and in compliance with applicable state securities laws; or

(iv)	with the prior written consent of the Company, the sale is made pursuant to another applicable exemption from registration under the 1933 Act and in compliance with applicable state securities laws.

(k)           Reports and undertakings.  If required by applicable securities legislation, policy or order or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute and otherwise assist the Company in filing such reports, undertakings and other documents as may be reasonably required with respect to the issue of the Securities.

(l)           No prospectus filing.  The Subscriber acknowledges that this is an offering made on a private basis without a prospectus and that no federal, state, provincial or other agency has made any finding or determination as to the merits of the investment nor made any recommendation or endorsement of the Securities, and that:

(i)	the Subscriber may be or is restricted from using most of the civil remedies available under applicable securities legislation;

(ii)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(iii)	the Subscriber may not receive information that would otherwise be required to be provided to the Subscriber under such securities legislation; and

(iv)	in addition to releases contained in this Agreement, the Company is relieved from certain obligations that would otherwise apply under applicable securities legislation.

(m)           Withdrawal.  This Agreement is given for valuable consideration and, except as permitted by this Agreement, shall not be withdrawn or revoked by the Subscriber once tendered to the Company with the Subscription Price.

(n)           Disclosure of Subscriber information.  By providing personal information to the Company, the Subscriber and each person for whom it is contracting is consenting to the Company’s collection, use and disclosure of that information for the purpose of the subscription of the Shares, the offering and general corporate purposes.  The Subscriber, and each person for whom it acts, consents to disclosure of personal information by the Company to regulators or any other person or entity the Company considers advisable or necessary for their securities, corporate or other purposes.

(o)           Waiver of pre-emptive rights.  The Subscriber hereby grants, conveys and vests unto the President of the Company, or unto such other nominee or nominees of the President as he may determine from time to time, in the President’s sole and absolute discretion, to the extent permitted by law, the right to act as the Subscriber’s power of attorney solely for the purpose of waiving any prior or pre-emptive rights which the Subscriber may have to further issues of equity or debt by the Company under applicable corporate and securities laws.

(p)           Age of majority.  The Subscriber, if an individual, has attained the age of majority and is legally competent to execute this Agreement and to take all actions required pursuant hereto.

(q)           Authorization and formation of subscriber.  The Subscriber, if a corporation, partnership, trust or other form of business entity, is authorized and otherwise duly qualified to purchase and hold the Securities, and such entity has not been formed for the specific purpose of acquiring Securities in this issue and has not acted to acquire Securities in this issue in violation of the provisions of Regulation S or Rule 144 under the securities laws of the United States or in violation of any of the exemptions provided by the securities laws of any other jurisdiction.  If the Subscriber is one of the aforementioned entities it hereby agrees that, upon request of the Company, it will supply the Company with any additional written information that may be requested by the Company.  In addition, the entering into of this Agreement and the transactions contemplated hereby will not result in the violation of any of the terms of and provisions of any law applicable to, or the constating documents, if a corporation, of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber may be bound.

(r)           Legal obligation.  This Agreement has been duly and validly authorized, executed and delivered by and constitutes a legal, valid, binding and enforceable obligation of the Subscriber.

(s)           Compliance with applicable laws.  The Subscriber knows of no reason (and is sufficiently knowledgeable to determine the same or has sought legal advice) why the delivery of this Agreement, the acceptance of it by the Company and the issuance of the Securities to the Subscriber will not comply with all laws applicable to the Subscriber and the Subscriber has no reason to believe that the Subscriber’s subscription hereby will cause the Company to become subject to or required to comply with any disclosure, prospectus or reporting requirements or to be subject to any civil or regulatory review or proceeding.  In addition, the Subscriber will comply with all applicable securities laws and will assist the Company in all reasonable manners to comply with all applicable securities laws.

(t)           Encumbrance or transfer of Securities.  The Subscriber will not sell, assign, gift, pledge or encumber in any manner whatsoever any of the Securities herein subscribed for except in accordance with applicable securities legislation and this Agreement.

2.3 Truth of Subscriber’s representations and warranties.  The Subscriber understands that the Company will rely on the acknowledgments, representations and covenants of the Subscriber contained in this Agreement in determining whether a sale of the Shares to the Subscriber is in compliance with applicable securities laws and in the best interest of the Company.  All of the information set forth in this Agreement with respect to the Subscriber are correct and complete as of the date hereof and if there should be any material change in such information prior to the acceptance of this Agreement by the Company the Subscriber will immediately furnish the revised or corrected information to the Company.

2.4 Company confidential information.  The Subscriber acknowledges that the Company is engaged in business development including programs of research and development and the marketing of products and services.  The Subscriber also recognizes the importance of protecting the Company’s trade secrets, confidential information and other proprietary information and related rights acquired through such Company’s expenditure of time, effort and money.  Therefore, in consideration of the Company permitting the Subscriber to submit this subscription and have access to the Company’s information and/or Company’s confidential information otherwise coming to the Subscriber, the Subscriber agrees to be bound by the following terms and conditions with respect to the Company:

(a)  “Confidential Information” includes any of the following:

(i)	any and all versions of the trade names, trade-mark, business plans, products, software, all Developments (as defined below) and all other matters owned or marketed by the Company;

(ii)
information regarding the Company’s business operation, methods and practices, including marketing strategies, product pricing, margins and hourly rates for staff and information regarding the financial affairs of the Company;

(iii)	the names of the Company’s clients and the names of the suppliers to the Company, and the nature of the Company’s relationships with these clients and suppliers; and

(iv)	any other trade secret or confidential or proprietary information in the possession or control of the Company,

but Confidential Information does not include information which is or becomes generally available to the public without the Subscriber’s fault.

  (b)  “Developments” include all the following related to the products or business of the Company:

(i)
copyright works, software, documentation, data, designs, scripts, photographs, music, reports, flowcharts, trade-marks, specifications, source codes, product designs or formula and any related works, including any enhancements, modifications, or additions to the products owned, marketed or used by the Company; and

(ii)
inventions, devices, discoveries, concepts, ideas, algorithms, formulae, know-how, processes, techniques, systems and improvements, whether patentable or not, developed, created, acquired, generated or reduced to practice by the Company or any person by or for the Company, including the Subscriber.

(c)  At all times the Subscriber shall keep in strictest confidence and trust the Confidential Information.  The Subscriber shall take all necessary precautions against unauthorized disclosure of the Confidential Information, and the Subscriber shall not directly or indirectly disclose, allow access to, transmit or transfer the Confidential Information to a third party, nor shall the Subscriber use, copy or reproduce the Confidential Information except as may be reasonably required for the Subscriber with the permission of the Company that holds such Confidential Information.

(d)  Upon the request of the Company, the Subscriber shall immediately return to the Company all materials, including all copies in whatever form, containing the Confidential Information of the Company which are in the Subscriber’s possession or under the Subscriber’s control.

(e)  The Subscriber acknowledges and agrees that he shall not acquire any right, title or interest in or to the Confidential Information.  Should any interest in the Confidential Information come into the possession of the Subscriber by any means, other than specific written transfer by the Company, the Subscriber hereby assigns and transfers, now and in the future, to the Company, and agrees that the Company shall be the exclusive owner of, all of the Subscriber’s right, title and interest to any such throughout the world, including all trade secrets, patent rights, copyrights and all other intellectual property rights therein.  The Subscriber further agrees to cooperate fully at all times with respect to signing further documents and doing such acts and other things required by the Company to confirm such transfer of ownership of rights.  The Subscriber agrees that the obligations in this Section 2.4 shall continue beyond the issue of Securities and beyond the ownership of Securities or beyond the termination of the Subscriber’s employment, engagement or association with the Company for a period of ten (10) years.

Article 3

PRIVACY ISSUES AND PROCEEDS OF CRIME

3.1           The funds representing the Subscription Price will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”) and the Subscriber acknowledges that the Company may in the future be required by law to disclose the Subscriber’s name and other information relating to this Subscription Agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the PCMLTFA.  To the actual or best of the Subscriber’s knowledge (a) none of the subscription funds to be provided by the Subscriber (i) have been or will be derived from or related to any activity that is deemed criminal under the laws of Canada, the United States of America, or any other jurisdiction, or (ii) are being tendered on behalf of a person or entity who has not been identified to the Subscriber, and (b) the Subscriber shall promptly notify the Company if the Subscriber discovers that any of such representations ceases to be true, and to provide the Company with appropriate information in connection therewith.

3.2           For the purposes of the relevant privacy act applicable to the Subscriber, the Subscriber:

(a)
acknowledges and consents to the fact that the Company is collecting the Subscriber’s (and any beneficial purchaser for which the Subscriber is contracting hereunder) personal information (as that term is defined under applicable privacy legislation, including, without limitation, the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar replacement or supplemental provincial or federal legislation or laws in effect from time to time) for the purpose of completing the Subscriber’s subscription. The Subscriber acknowledges and consents to the Company retaining the personal information for so long as permitted or required by applicable law or business practices. The Subscriber further acknowledges and consents to the fact that the Company may determine to release such information and be required by applicable securities laws, stock exchange rules and/or Investment Dealers Association of Canada rules to provide regulatory authorities any personal information provided by the Subscriber respecting itself (and any beneficial purchaser for which the Subscriber is contracting hereunder). The Subscriber represents and warrants that it has the authority to provide the consents and acknowledgements set out in this paragraph on behalf of all beneficial purchasers for which the Subscriber is contracting;

(b)	in addition, the Subscriber agrees and acknowledges that:

(i)
the Company will deliver certain personal information, including information regarding the name, address, telephone number and amount subscribed for, to the securities regulatory authorities, including, if applicable, Securities Commissions and stock exchanges;

(ii)
the information is being collected indirectly by the securities regulatory authorities under authority granted to them in securities legislation and is being collected for the purposes of the administration and enforcement of such securities legislation.

Article 4

RESTRICTED COMMON SHARES AND RESTRICTED DISPOSITION

4.1 U.S. law application.  If or as the Company is or may become a U.S. company or otherwise a company whose securities are or may be subject to U.S. law, the Subscriber hereby agrees, represents and warrants to the Company as follows:

(a)  If Subscriber is representing that he is not a U.S. person then such representation is true and (i) Subscriber is not a U.S. Person as defined in Rule 902 of Regulation S (“Regulation S”) under the 1933 Act, which definition includes, but is not limited to, any natural person resident in the United States, any corporation or partnership incorporated or organized under the laws of the United States, or any estate or trust of which any executor, administrator or trustee is a U.S. Person; (ii) is not purchasing any of the Securities for the account or benefit of any U.S. Person or for offering, resale or delivery for the account or benefit of any U.S. Person or for the account of any person in any jurisdiction; and (iii) was not offered any Securities in the United States and was outside the United States at the time of execution and delivery of this Subscription Agreement.

(b)  The Subscriber acknowledges that the Securities have not been registered under the 1933 Act and the Company has no obligation or present intention of filing a registration statement under the 1933 Act in respect of the Securities.  The Subscriber agrees to resell the Securities only in accordance with the provisions of applicable securities laws, pursuant to a registration under the 1933 Act, or pursuant to an available exemption from such registration (in particular the provisions of Regulation S or Rule 144, as applicable), and that hedging transactions involving the Securities may not be conducted unless in compliance with the 1933 Act.  The Subscriber understands that any certificate representing the Securities will bear a legend setting forth the foregoing restrictions.  The Subscriber understands that the Securities are restricted securities within the meaning of Rule 144 promulgated under the 1933 Act, that the exemption from registration under Rule 144 will not be available in any event for twelve months from the date of purchase and payment of the Securities by the Subscriber, and other terms and conditions of Rule 144 are complied with, and that any sale of the Securities may be made by the Subscriber only in limited amounts in accordance with such terms and conditions and even then may not be available unless (i) a public trading market then exists for the common stock of the Company that issued such Securities, (ii) adequate information concerning the Company that issued such Securities is then available to the public and (iii) other terms and conditions of Rule 144 are complied with.

(c)  The Subscriber further acknowledges and understands that, without in any way limiting the acknowledgements and understandings as set forth hereinabove, the Subscriber agrees that the Subscriber shall in no event make any disposition of all or any portion of the Securities which the Subscriber is acquiring hereunder unless and until:

(i)	there is then in effect a “Registration Statement” under the 1933 Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or

(ii)
(A) the Subscriber shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (B) the Subscriber shall have furnished the Company with an opinion of the Subscriber’s own counsel to the effect that such disposition will not require registration of any such Securities under the 1933 Act and (C) such opinion of the Subscriber’s counsel shall have been concurred in by counsel for the Company and the Company shall have advised the Subscriber of such concurrence.

4.2 Legending of the Securities.  The Subscriber agrees and understands that the certificates representing the Securities will be stamped with the following legend (or substantially equivalent language) restricting transfer in the following manner:

“The transfer of the securities represented by this certificate is prohibited except in accordance with the provisions of Regulation S promulgated under the United States Securities Act of 1933, as amended (the “1933 Act”), pursuant to registration under the 1933 Act or pursuant to an available exemption from registration.  In addition, hedging transactions involving such securities may not be conducted unless in compliance with the 1933 Act.”

4.3 Company permission for transfer.  The Subscriber agrees that unless and until there is a public market for the Company’s Securities and a Registration Statement is in effect for the Subscriber’s Securities received from the Company, the Subscriber may not sell such Securities without prior notice to the Company and until the Company’s counsel is satisfied that the Subscriber may lawfully sell the Securities.  The Subscriber acknowledges that this is an effort by the Company to protect itself but that the Company nor its counsel is in control of the facts of the sale and may themselves make error in law and neither the Company nor its counsel hold out that any permission constitutes advice to the Subscriber that he may in fact sell and all risks of the sale, legal and otherwise, reside solely with the Subscriber.

Article 5

GENERAL PROVISIONS

5.1 Address for delivery.  Each notice, demand or other communication required or permitted to be given under this Agreement shall be in writing and shall be sent by delivery (electronic or otherwise) or prepaid registered mail deposited in a post office addressed to the Subscriber or the Company at the address specified in this Agreement.  The date of receipt of such notice, demand or other communication shall be the date of delivery thereof if delivered, or, if given by registered mail as aforesaid, shall be deemed conclusively to be the fifth day after the same shall have been so mailed, except in the case of interruption of postal services for any reason whatsoever, in which case the date of receipt shall be the date on which the notice, demand or other communication is actually received by the addressee.  Each party to this Agreement may, at any time, and from time to time notify the other party in writing of a change of address and the new address to which notice shall be given to it thereafter until further change.

5.2 Gender and number.  This Agreement is to be read with all changes in gender or number as required by the context and the gender of the Subscriber.

5.3 Governing law.  This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.  Any dispute regarding matters as between the Subscriber and the Company, whether as a subscriber or securityholder and whether arising under this Agreement or pursuant to securityholder rights pursuant to the constating documents of the Company or applicable law, shall be adjudicated exclusively in the Courts of the Province of British Columbia, unless the Company shall permit otherwise.

5.4 Representation and conflict.  It is hereby acknowledged by each of the parties hereto that Jensen Lunny MacInnes Law Corporation, Barristers and Solicitors, acts solely for the Company, and that the Subscriber has obtained independent legal advice with respect to its review and execution of this Agreement.  It is hereby further acknowledged and agreed by the parties hereto that Jensen Lunny MacInnes Law Corporation, Barristers and Solicitors, and certain or all of its principal owners or associates, from time to time, may have both an economic or securities interest in the Company or its business and/or a position as a director, officer or similar relationship arising at the request of the Company to act in such capacity while acting for the Company as counsel.  Any conflict or appearance of conflict is hereby waived and it is agreed that such does not give rise to a duty to the Subscriber and the Subscriber does not rely upon such solicitors for any purpose.

5.5 Survival of Agreement terms.  The covenants, representations and warranties contained herein shall survive the closing of the transactions contemplated hereby.  The terms of this Agreement shall bind the Subscriber, and any successor or assignee, from the date of tendering to the Company and both before and after issuance of the Securities, and shall continue to bind until sale or other disposition of all the Securities by the Subscriber but that certain provisions, such as the release, indemnity and confidentiality provisions of this Agreement shall continue to bind for a period of ten (10) years after the sale or other disposition of the Securities.

5.6 Enforceability.  The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

5.7 Counterparts.  This Agreement may be signed by the parties hereto in as many counterparts as may be necessary, each of which so signed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument and notwithstanding the date of execution will be deemed to bear the execution date as set forth in this Agreement.  This Agreement may also be executed and exchanged by facsimile and such facsimile copies shall be valid and enforceable agreements.

5.8 Entire Agreement.  This Agreement constitutes the only agreement between the parties with respect to the subject matter hereof and shall supersede any and all prior negotiations and understandings.  There are no collateral agreements or understandings hereto and this Agreement, and the documents contemplated herein, constitutes the totality of the parties’ agreement.

5.9 Amendments.  This Agreement may be amended or modified in any respect by written instrument only.  The Company may give notice of an amendment to the terms of this Agreement by delivery to the Subscriber of the intended amendment addendum.  In the event that the Subscriber does not refuse the amendment within fifteen (15) days of delivery of the proposed amendment then this Agreement will be amended to the proposed terms without any further act required by the Subscriber.

5.10 Successors and assigns.  The terms and provisions of this Agreement shall be binding upon and enure to the benefit of the Subscriber, the Company and its successors and lawfully permitted assigns.  This Agreement shall not be assignable by any party without the written consent of the other parties hereto.  The benefit and obligations of this Agreement, insofar as they extend to or affect the Subscriber, shall pass with any assignment or transfer of any of the Securities in accordance with the terms of this Agreement, except as otherwise noted in this Agreement.

5.11 Time of the essence.  Time is of the essence in this Agreement.